SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 28, 2018.

For Certain MFS® Funds

Effective on or about November 1, 2018, the address for "MFS Service Center, Inc." in the paragraph directly under the section "Statement of Additional Information (SAI)." on the back cover page is restated as follows:

MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341

1035826                         1                        MULTI-SUP-IV-082818